Exhibit 10.2

SUBSCRIPTION AGREEMENT

THIS SUBSCRIPTION AGREEMENT (“Agreement”) is made as of the 6th day of February, 2015 by and among Selectica, Inc., a Delaware corporation (the “Company”), and the Investors set forth on the signature pages affixed hereto (each an “Investor” and collectively the “Investors”).

Recitals

A. The Company and the Investors are executing and delivering this Agreement in reliance upon the exemption from securities registration afforded by the provisions of Regulation D (“Regulation D”), as promulgated by the U.S. Securities and Exchange Commission (the “SEC”) under the Securities Act of 1933, as amended; and

B. Immediately following and conditioned upon the approval by the stockholders of the Company of the Proposal (as defined in Section 7.5 below), the Investors wish to purchase from the Company, and the Company wishes to sell and issue to the Investors, upon the terms and subject to the conditions stated in this Agreement, (i) an aggregate of up to 65,955 shares (the “Common Shares” or the “Shares”) of the Company’s Common Stock, par value $0.0001 per share (the “Common Stock”) and (ii) warrants to purchase an aggregate of up to 32,975 shares of Common Stock (subject to adjustment) (the “Warrant Shares”) at an exercise price of $6.00 per share (subject to adjustment) in the form attached hereto as Exhibit A (the “Warrants”), all at a purchase price of $4.70 per Common Share plus the related Warrant (the “Per Share Price”); and

C. Contemporaneous with the execution and delivery of this Agreement, the Company is executing and delivering the Other Agreement with the Other Investors, pursuant to which the Company will agree to issue and sell to such Other Investors the Other Securities in a separate closing (the “Initial Closing”).

In consideration of the mutual promises made herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1. Definitions. In addition to those terms defined above and elsewhere in this Agreement, for the purposes of this Agreement, the following terms shall have the meanings set forth below:

“Affiliate” means, with respect to any Person, any other Person which directly or indirectly through one or more intermediaries Controls, is controlled by, or is under common Control with, such Person.

“Business Day” means any day, other than a Saturday or Sunday or other day, on which banks in the City of New York are authorized or required by law or executive order to remain closed.

“Control” (including the terms “controlling”, “controlled by” or “under common control with”) means the possession, direct or indirect, of the power to direct or cause the direction of the management and policies of a Person, whether through the ownership of voting securities, by contract or otherwise.

“Initial Closing” has the meaning set forth in Recital C above.

“Material Adverse Effect” means a material adverse effect on (i) the assets, liabilities, results of operations, condition (financial or otherwise), business, or prospects of the Company and its Subsidiaries taken as a whole, or (ii) the ability of the Company to perform its obligations under the Transaction Documents.

“Nasdaq” means The Nasdaq Capital Market.

“Other Agreement” means the Purchase Agreement among the Company and the Other Investors pursuant to which the Other Investors are agreeing to purchase the Other Securities in the Initial Closing at a price per share of Series F Preferred Stock (on an as-converted to Common Stock basis) and related Other Warrant equal to the Per Share Price for a total purchase price of $5,585,000.

“Other Investors” means the other investors purchasing the Other Securities in the Initial Closing pursuant to the Other Agreement.

“Other Securities” means an aggregate of (i) 118,829.1 shares of Series F Preferred Stock and (ii) warrants, substantially in the form of the Warrants (the “Other Warrants”), to purchase an aggregate of 594,143 shares of Common Stock to be purchased by the Other Investors in the Initial Closing pursuant to the Other Agreement.

“Person” means an individual, corporation, partnership, limited liability company, trust, business trust, association, joint stock company, joint venture, sole proprietorship, unincorporated organization, governmental authority or any other form of entity not specifically listed herein.

“Proposal” has the meaning set forth in Section 7.5.

“Purchase Price” means Three Hundred Ten Thousand Dollars ($310,000).

“Required Investors” means (i) prior to the Subsequent Closing, the Investors hereunder who, together with their Affiliates, have agreed to purchase a majority of the Securities to be sold hereunder and (ii) from and after the Subsequent Closing the Investors hereunder who, together with their Affiliates, beneficially own (calculated in accordance with Rule 13d-3 under the 1934 Act without giving effect to any limitation on the exercise of the Warrants set forth therein) a majority of the Common Shares and the Warrant Shares issuable pursuant hereto.

“Securities” means the Shares, the Warrants and the Warrant Shares.

“Subsidiary” of any Person means another Person, an amount of the voting securities, other voting ownership or voting partnership interests of which is sufficient to elect at least a majority of its Board of Directors or other governing body (or, if there are no such voting interests, 50% or more of the equity interests of which) is owned directly or indirectly by such first Person.

“Transaction Documents” means this Agreement and the Warrants.

“1933 Act” means the Securities Act of 1933, as amended, or any successor statute, and the rules and regulations promulgated thereunder.

“1934 Act” means the Securities Exchange Act of 1934, as amended, or any successor statute, and the rules and regulations promulgated thereunder.

2. Purchase and Sale of the Shares and Warrants. Subject to the terms and conditions of this Agreement, on the Subsequent Closing Date, each Investor shall severally, and not jointly, purchase, and the Company shall sell and issue to each Investor, the Shares and Warrants in the amounts set forth opposite such Investor’s name on the signature pages attached hereto in exchange for the portion of the Purchase Price equal to the Per Share Price multiplied by the number of Shares to be purchased by such Investor as specified in Section 3 below.

3. Closing. Upon confirmation that the other conditions to closing specified herein have been satisfied or duly waived by the Investors (except with respect to the condition that the Proposal be approved by the stockholders of the Company, which condition cannot be waived), each Investor shall promptly, but no more than one Business Day thereafter, cause a wire transfer in same day funds to be sent to the account of the Company as instructed in writing by the Company, in an amount representing such Investor’s pro rata portion of the Purchase Price as set forth on the signature pages to this Agreement. On the date (the “Subsequent Closing Date”) the Company receives the Purchase Price, the certificates evidencing the Shares and Warrants shall be released by the Company to the Investors (the “Subsequent Closing”). The Subsequent Closing of the purchase and sale of the Shares and Warrants shall take place at the offices of DLA Piper LLP (US), 2000 University Avenue, East Palo Alto, California, 94303, or at such other location and on such other date as the Company and the Investors shall mutually agree.

4. Representations and Warranties of the Company. The Company hereby represents and warrants to the Investors that:

4.1 Organization, Good Standing and Qualification. Each of the Company and its Subsidiaries is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation and has all requisite corporate power and authority to carry on its business as now conducted and to own or lease its properties. Each of the Company and its Subsidiaries is duly qualified to do business as a foreign corporation and is in good standing in each jurisdiction in which the conduct of its business or its ownership or leasing of property makes such qualification or leasing necessary unless the failure to be in good standing or so qualify has not had and could not reasonably be expected to have a Material Adverse Effect.

4.2 Authorization. The Company has all corporate power and authority and, except for the approval of the Proposal by its stockholders as contemplated in Section 7.5, has taken all requisite action on the part of the Company, its officers, directors and stockholders necessary for (i) the authorization, execution and delivery of the Transaction Documents, (ii) the authorization of the performance of all obligations of the Company hereunder or thereunder, and (iii) the authorization, issuance (or reservation for issuance) and delivery of the Securities. The Transaction Documents, upon execution and delivery thereof by the Company, will constitute the legal, valid and binding obligations of the Company, enforceable against the Company in accordance with their terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability, relating to or affecting creditors’ rights generally and to general equitable principles.

4.3 Valid Issuance. The Common Shares have been duly and validly authorized and, when issued and paid for pursuant to this Agreement, will be validly issued, fully paid and nonassessable, and shall be free and clear of all encumbrances and restrictions (other than those created by the Investors), except for restrictions on transfer set forth in the Transaction Documents or imposed by applicable securities laws. The Warrants have been duly and validly authorized. Upon the due exercise of the Warrants, the Warrant Shares will be validly issued, fully paid and non-assessable free and clear of all encumbrances and restrictions, except for restrictions on transfer set forth in the Transaction Documents or imposed by applicable securities laws and except for those created by the Investors. The Company has reserved a sufficient number of shares of Common Stock for issuance upon the exercise of the Warrants.

5. Representations and Warranties of the Investors. Each of the Investors hereby severally, and not jointly, represents and warrants to the Company that:

5.1 Organization and Existence. Such Investor, if such Investor is an entity, is a validly existing corporation, limited partnership or limited liability company and has all requisite corporate, partnership or limited liability company power and authority, and if such Investor is a natural person, all requisite power and authority, to invest in the Securities pursuant to this Agreement.

5.2 Authorization. The execution, delivery and performance by such Investor of the Transaction Documents to which such Investor is a party have been duly authorized and each will constitute the valid and legally binding obligation of such Investor, enforceable against such Investor in accordance with their respective terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability, relating to or affecting creditors’ rights generally.

5.3 Purchase Entirely for Own Account. The Securities to be received by such Investor hereunder will be acquired for such Investor’s own account, not as nominee or agent, and not with a view to the resale or distribution of any part thereof in violation of the 1933 Act, and such Investor has no present intention of selling, granting any participation in, or otherwise distributing the same in violation of the 1933 Act without prejudice, however, to such Investor’s right at all times to sell or otherwise dispose of all or any part of such Securities in compliance with applicable federal and state securities laws. Nothing contained herein shall be deemed a representation or warranty by such Investor to hold the Securities for any period of time. Neither such Investor nor any Affiliate of such Investors is a broker-dealer registered with the SEC under the 1934 Act or an entity engaged in a business that would require it to be so registered.

5.4 Investment Experience. Such Investor acknowledges that it can bear the economic risk and complete loss of its investment in the Securities and has such knowledge and experience in financial or business matters that it is capable of evaluating the merits and risks of the investment contemplated hereby.

5.5 Restricted Securities. Such Investor understands that the Securities are characterized as “restricted securities” under the U.S. federal securities laws inasmuch as they are being acquired from the Company in a transaction not involving a public offering and that under such laws and applicable regulations such securities may be resold without registration under the 1933 Act only in certain limited circumstances.

5.6 Legends. It is understood that, except as provided below, certificates evidencing the Securities may bear the following or any similar legend:

(a) “The securities represented hereby have not been registered with the Securities and Exchange Commission or the securities commission of any state in reliance upon an exemption from registration under the Securities Act of 1933, as amended, and, accordingly, may not be transferred unless (i) such securities have been registered for sale pursuant to the Securities Act of 1933, as amended, (ii) such securities may be sold pursuant to Rule 144, or (iii) the Company has received an opinion of counsel reasonably satisfactory to it that such transfer may lawfully be made without registration under the Securities Act of 1933, as amended.”

(b) If required by the authorities of any state in connection with the issuance of sale of the Securities, the legend required by such state authority.

5.7 Accredited Investor. Such Investor is, and on the date such Investor exercises any of its Warrants it will be, an accredited investor as defined in Rule 501(a) of Regulation D, as amended, under the 1933 Act, as amended by the Dodd-Frank Wall Street Reform and Consumer Protection Act.

5.8 Brokers and Finders. No Person will have, as a result of the transactions contemplated by the Transaction Documents, any valid right, interest or claim against or upon the Company, any Subsidiary or an Investor for any commission, fee or other compensation pursuant to any agreement, arrangement or understanding entered into by or on behalf of such Investor.

5.9 Prohibited Transactions. Within thirty (30) days prior to the date hereof, neither such Investor nor any Affiliate of such Investor which (x) had knowledge of the transactions contemplated hereby, (y) has or shares discretion relating to such Investor’s investments or trading or information concerning such Investor’s investments, including in respect of the Securities, or (z) is subject to such Investor’s review or input concerning such Affiliate’s investments or trading (collectively, “Trading Affiliates”) has, directly or indirectly, effected or agreed to effect any short sale, whether or not against the box, established any “put equivalent position” (as defined in Rule 16a-1(h) under the 1934 Act) with respect to the Common Stock, granted any other right (including, without limitation, any put or call option) with respect to the Common Stock or with respect to any security that includes, relates to or derived any significant part of its value from the Common Stock or otherwise sought to hedge its position in the Securities (each, a “Prohibited Transaction”). Prior to the earlier to occur of (i) the termination of this Agreement or (ii) the effective date of a registration statement registering the securities issued hereunder, such Investor shall not, and shall cause its Trading Affiliates not to, engage, directly or indirectly, in a Prohibited Transaction. Such Investor acknowledges that the representations, warranties and covenants contained in this Section 5.9 are being made for the benefit of the Investors as well as the Company and that each of the other Investors shall have an independent right to assert any claims against such Investor arising out of any breach or violation of the provisions of this Section 5.9.

5.10 Rule 506 Compliance. Such Investor is not subject to any Bad Actor” disqualifications described in Rule 506(d)(1)(i) to (viii) under the 1933 Act (a “Disqualification Event”), except for Disqualification Events covered by Rule 506(d)(2)(ii) or (iii) under the Securities Act and disclosed in writing in reasonable detail to the Company.

6. Conditions to Subsequent Closing.

6.1 Conditions to the Investors’ Obligations. The obligation of each Investor to purchase the Shares and the Warrants at the Subsequent Closing is subject to the satisfaction, on or prior to the Subsequent Closing Date, of the following conditions, any of which may be waived by such Investor (as to itself only):

(a) The representations and warranties made by the Company in Section 4 hereof qualified as to materiality shall be true and correct at all times prior to and on the Subsequent Closing Date, except to the extent any such representation or warranty expressly speaks as of an earlier date, in which case such representation or warranty shall be true and correct as of such earlier date, and, the representations and warranties made by the Company in Section 4 hereof not qualified as to materiality shall be true and correct in all material respects at all times prior to and on the Subsequent Closing Date, except to the extent any such representation or warranty expressly speaks as of an earlier date, in which case such representation or warranty shall be true and correct in all material respects as of such earlier date. The Company shall have performed in all material respects all obligations and covenants herein required to be performed by it on or prior to the Subsequent Closing Date.

(b) The Company shall have obtained any and all consents, permits, approvals, registrations and waivers necessary or appropriate for consummation of the purchase and sale of the Securities and the consummation of the other transactions contemplated by the Transaction Documents, all of which shall be in full force and effect.

(c) The Company shall have filed with Nasdaq a Notification Form: Listing of Additional Shares for the listing of the Common Shares and the Warrant Shares on the Nasdaq Capital Market.

(d) No judgment, writ, order, injunction, award or decree of or by any court, or judge, justice or magistrate, including any bankruptcy court or judge, or any order of or by any governmental authority, shall have been issued, and no action or proceeding shall have been instituted by any governmental authority, enjoining or preventing the consummation of the transactions contemplated hereby or in the other Transaction Documents.

(e) No stop order or suspension of trading shall have been imposed by Nasdaq, the SEC or any other governmental or regulatory body with respect to public trading in the Common Stock.

6.2 Conditions to Obligations of the Company. The Company’s obligation to sell and issue the Shares and the Warrants at the Subsequent Closing is subject to the satisfaction on or prior to the Subsequent Closing Date of the following conditions, any of which may be waived by the Company:

(a) The representations and warranties made by the Investors in Section 5 hereof, other than the representations and warranties contained in Sections 5.3, 5.4, 5.5, 5.6, 5.7 and 5.10 (the “Investment Representations”), shall be true and correct in all material respects when made, and shall be true and correct in all material respects on the Subsequent Closing Date with the same force and effect as if they had been made on and as of said date. The Investment Representations shall be true and correct in all respects when made, and shall be true and correct in all respects on the Subsequent Closing Date with the same force and effect as if they had been made on and as of said date. The Investors shall have performed in all material respects all obligations and covenants herein required to be performed by them on or prior to the Subsequent Closing Date.

(b)     The Investors shall have delivered the Purchase Price to the Company.

(c)     The Proposal shall have been approved by the Company’s stockholders.

6.3 Termination of Obligations to Effect Subsequent Closing; Effects.

(a) The obligations of the Company, on the one hand, and the Investors, on the other hand, to effect the Subsequent Closing shall terminate as follows:

(i) Upon the mutual written consent of the Company and the Investors;

(ii) By the Company if any of the conditions set forth in Section 6.2 shall have become incapable of fulfillment, and shall not have been waived by the Company; or

(iii) By either the Company or any Investor (with respect to itself only) if the Initial Closing has not occurred;

provided, however, that, except in the case of clause (i) above, the party seeking to terminate its obligation to effect the Subsequent Closing shall not then be in breach of any of its representations, warranties, covenants or agreements contained in this Agreement or the other Transaction Documents if such breach has resulted in the circumstances giving rise to such party’s seeking to terminate its obligation to effect the Subsequent Closing.

(b) In the event of termination by the Company or any Investor of its obligations to effect the Subsequent Closing pursuant to this Section 6.3, written notice thereof shall forthwith be given to the other Investors by the Company and the other Investors shall have the right to terminate their obligations to effect the Subsequent Closing upon written notice to the Company and the other Investors. Nothing in this Section 6.3 shall be deemed to release any party from any liability for any breach by such party of the terms and provisions of this Agreement or the other Transaction Documents or to impair the right of any party to compel specific performance by any other party of its obligations under this Agreement or the other Transaction Documents.

7. Covenants and Agreements of the Company.

7.1 Reservation of Common Stock. The Company shall at all times reserve and keep available out of its authorized but unissued shares of Common Stock, solely for the purpose of providing for the exercise of the Warrants, such number of shares of Common Stock as shall from time to time equal the number of shares sufficient to permit the exercise of the Warrants issued pursuant to this Agreement in accordance with their respective terms.

7.2 No Conflicting Agreements. The Company will not take any action, enter into any agreement or make any commitment that would conflict or interfere in any material respect with the Company’s obligations to the Investors under the Transaction Documents.

7.3 Listing of Underlying Shares and Related Matters. Subject to the provisions of Section 7.9, the Company shall take commercially reasonable efforts to cause the Common Shares and the Warrant Shares to be approved for listing on Nasdaq no later than the Subsequent Closing Date. Further, if the Company applies to have its Common Stock or other securities traded on any other principal stock exchange or market, it shall include in such application the Common Shares and the Warrant Shares and will take such other action as is necessary to cause such Common Stock to be so listed. The Company will use commercially reasonable efforts to continue the listing and trading of its Common Stock on Nasdaq and, in accordance, therewith, will use commercially reasonable efforts to comply in all respects with the Company’s reporting, filing and other obligations under the bylaws or rules of such market or exchange, as applicable.

7.4 Removal of Legends. In connection with any sale or disposition of the Securities by an Investor pursuant to Rule 144 or pursuant to any other exemption under the 1933 Act such that the purchaser acquires freely tradable shares and upon compliance by the Investor with the requirements of this Agreement, the Company shall or, in the case of Common Stock, shall cause the transfer agent for the Common Stock (the “Transfer Agent”) to issue replacement certificates representing the Securities sold or disposed of without restrictive legends. Upon the earlier of (i) a registration for resale or (ii) the Shares becoming freely tradable by a non-affiliate pursuant to Rule 144 the Company shall (A) deliver to the Transfer Agent irrevocable instructions that the Transfer Agent shall reissue a certificate representing shares of Common Stock without legends upon receipt by such Transfer Agent of the legended certificates for such shares, together with either (1) a customary representation by the Investor that Rule 144 applies to the shares of Common Stock represented thereby or (2) a statement by the Investor that such Investor has sold the shares of Common Stock represented thereby in accordance with the plan of distribution contained in any applicable registration statement, and (B) cause its counsel to deliver to the Transfer Agent one or more blanket opinions to the effect that the removal of such legends in such circumstances may be effected under the 1933 Act. From and after the earlier of such dates, upon an Investor’s written request, the Company shall promptly cause certificates evidencing the Investor’s Securities to be replaced with certificates which do not bear such restrictive legends, and Warrant Shares subsequently issued upon due exercise of the Warrants shall not bear such restrictive legends provided the provisions of either clause (i) or clause (ii) above, as applicable, are satisfied with respect thereto.

7.5 Proxy Statement; Stockholders Meeting. Promptly following the execution and delivery of this Agreement the Company shall take all action necessary to call a meeting of its stockholders (the “Stockholders Meeting”), for the purpose of seeking approval of the Company’s stockholders for (i) the issuance and sale to the Investors of the Securities and the issuance and sale to the Other Investors of the Other Securities and (ii) an amendment to the Company’s Certificate of Incorporation in order to increase the authorized number of shares of Common Stock thereunder to 35,000,000 for the purpose of reserving a sufficient number of shares of Common Stock for (x) the issuance of (A) shares of Common Stock issuable upon conversion of the Series F Preferred Stock, (B) the Warrant Shares, and (C) shares of Common Stock that may be issued or reserved for issuance in connection with future acquisitions or fundraising transactions by the Company, and (y) increases in the number of shares reserved for issuance under the Company’s equity incentive plans ((i) and (ii) collectively, the “Proposal”). In connection therewith, the Company will promptly prepare and file with the SEC proxy materials (including a proxy statement and form of proxy) for use at the Stockholders Meeting and, after receiving and promptly responding to any comments of the SEC thereon, shall promptly mail such proxy materials (or, if permitted, notice of the availability of such proxy materials) to the stockholders of the Company. Each Investor shall promptly furnish in writing to the Company such information relating to such Investor and its investment in the Company as the Company may reasonably request for inclusion in the Proxy Statement. The Company will comply with Section 14(a) of the 1934 Act and the rules promulgated thereunder in relation to any proxy statement (as amended or supplemented, the “Proxy Statement”) and any form of proxy to be sent or made available to the stockholders of the Company in connection with the Stockholders Meeting, and the Proxy Statement shall not, on the date that the Proxy Statement (or any amendment thereof or supplement thereto) is first mailed or made available to stockholders or at the time of the Stockholders Meeting, contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements made therein not false or misleading, or omit to state any material fact necessary to correct any statement in any earlier communication with respect to the solicitation of proxies or the Stockholders Meeting which has become false or misleading. If the Company should discover at any time prior to the Stockholders Meeting any event relating to the Company or any of its Subsidiaries or any of their respective Affiliates, officers or directors that is required to be set forth in a supplement or amendment to the Proxy Statement, in addition to the Company's obligations under the 1934 Act, the Company will promptly inform the Investors thereof.

7.6     Registration Statement. Upon written request of the Required Investors after the Subsequent Closing Date, the Company shall use reasonable commercial efforts to cause the Shares issued at the Subsequent Closing Date and the Warrant Shares issuable upon exercise of the Warrants issued (the “Insider Registrable Securities”) to be registered under the 1933 Act so as to permit the resale thereof, and in connection therewith shall use its reasonable commercial efforts to prepare and file a registration statement (the “Registration Statement”) with the SEC with respect to the Insider Registrable Securities as soon as practicable thereafter and shall use its reasonable commercial efforts to cause the Registration Statement to become effective thereafter. The Company shall not be required to effect more than one (1) registration under this Section 7.6. The offering made pursuant to such registration shall not be underwritten. Notwithstanding the foregoing, in the event the filing of the Registration Statement would in any way limit or delay the registration of any Registrable Securities under that certain Registration Rights Agreement dated as of the date hereof by and among the Company and the Other Investors named in the Other Agreement, the Company may delay the filing of the Registration Statement hereunder until such time as such registration would not otherwise limit or delay the registration of the Registrable Securities.

8. Survival. The representations, warranties, covenants and agreements contained in this Agreement shall survive the Subsequent Closing of the transactions contemplated by this Agreement.

9. Miscellaneous.

9.1 Successors and Assigns. This Agreement may not be assigned by a party hereto without the prior written consent of the Company or the Investors, as applicable. The provisions of this Agreement shall inure to the benefit of and be binding upon the respective permitted successors and assigns of the parties. Nothing in this Agreement, express or implied, is intended to confer upon any party other than the parties hereto or their respective successors and assigns any rights, remedies, obligations, or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement.

9.2 Counterparts; Faxes. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. This Agreement may also be executed via facsimile, which shall be deemed an original.

9.3 Titles and Subtitles. The titles and subtitles used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

9.4 Notices. Unless otherwise provided, any notice required or permitted under this Agreement shall be given in writing and shall be deemed effectively given as hereinafter described (i) if given by personal delivery, then such notice shall be deemed given upon such delivery, (ii) if given by telex or telecopier, then such notice shall be deemed given upon receipt of confirmation of complete transmittal, (iii) if given by electronic mail during normal business hours of the recipient, and if not sent during normal business hours, then on the recipient’s next business day, (iv) if given by mail, then such notice shall be deemed given upon the earlier of (A) receipt of such notice by the recipient or (B) three days after such notice is deposited in first class mail, postage prepaid, and (v) if given by an internationally recognized overnight air courier, then such notice shall be deemed given one Business Day after delivery to such carrier. All notices shall be addressed to the party to be notified at the address as follows, or at such other address as such party may designate by ten days’ advance written notice to the other party:

If to the Company:

Selectica, Inc.

2121 South El Camino Real, 10th Floor

San Mateo, California 94403

Attention: Todd A. Spartz

Fax: (650) 532-1505

E-mail: tspartz@selectica.com

With a copy to:

DLA Piper LLP (US)

2000 University Avenue

East Palo Alto, California 94303

Attention: Eric Wang

Fax: (650) 687-1205

E-mail: eric.wang@dlapiper.com

If to the Investors:

to the addresses set forth on the signature pages hereto.

9.5 Expenses. The parties hereto shall pay their own costs and expenses in connection herewith.

9.6 Amendments and Waivers. Any term of this Agreement may be amended and the observance of any term of this Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of the Company and the Required Investors. Any amendment or waiver effected in accordance with this paragraph shall be binding upon each holder of any Securities purchased under this Agreement at the time outstanding, each future holder of all such Securities, and the Company.

9.7 Severability. Any provision of this Agreement that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof but shall be interpreted as if it were written so as to be enforceable to the maximum extent permitted by applicable law, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. To the extent permitted by applicable law, the parties hereby waive any provision of law which renders any provision hereof prohibited or unenforceable in any respect.

9.8 Entire Agreement. This Agreement, including the Exhibits and the Disclosure Schedules, and the other Transaction Documents constitute the entire agreement among the parties hereof with respect to the subject matter hereof and thereof and supersede all prior agreements and understandings, both oral and written, between the parties with respect to the subject matter hereof and thereof.

9.9 Further Assurances. The parties shall execute and deliver all such further instruments and documents and take all such other actions as may reasonably be required to carry out the transactions contemplated hereby and to evidence the fulfillment of the agreements herein contained.

9.10 Governing Law; Consent to Jurisdiction; Waiver of Jury Trial. This Agreement shall be governed by, and construed in accordance with, the internal laws of the State of New York without regard to the choice of law principles thereof. Each of the parties hereto irrevocably submits to the exclusive jurisdiction of the courts of the State of New York located in New York County and the United States District Court for the Southern District of New York for the purpose of any suit, action, proceeding or judgment relating to or arising out of this Agreement and the transactions contemplated hereby. Service of process in connection with any such suit, action or proceeding may be served on each party hereto anywhere in the world by the same methods as are specified for the giving of notices under this Agreement. Each of the parties hereto irrevocably consents to the jurisdiction of any such court in any such suit, action or proceeding and to the laying of venue in such court. Each party hereto irrevocably waives any objection to the laying of venue of any such suit, action or proceeding brought in such courts and irrevocably waives any claim that any such suit, action or proceeding brought in any such court has been brought in an inconvenient forum. EACH OF THE PARTIES HERETO WAIVES ANY RIGHT TO REQUEST A TRIAL BY JURY IN ANY LITIGATION WITH RESPECT TO THIS AGREEMENT AND REPRESENTS THAT COUNSEL HAS BEEN CONSULTED SPECIFICALLY AS TO THIS WAIVER.

9.11 Independent Nature of Investors’ Obligations and Rights. The obligations of each Investor under any Transaction Document are several and not joint with the obligations of any other Investor, and no Investor shall be responsible in any way for the performance of the obligations of any other Investor under any Transaction Document. The decision of each Investor to purchase Securities pursuant to the Transaction Documents has been made by such Investor independently of any other Investor. Nothing contained herein or in any Transaction Document, and no action taken by any Investor pursuant thereto, shall be deemed to constitute the Investors as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the Investors are in any way acting in concert or as a group with respect to such obligations or the transactions contemplated by the Transaction Documents. Each Investor acknowledges that no other Investor has acted as agent for such Investor in connection with making its investment hereunder and that no Investor will be acting as agent of such Investor in connection with monitoring its investment in the Securities or enforcing its rights under the Transaction Documents. Each Investor shall be entitled to independently protect and enforce its rights, including, without limitation, the rights arising out of this Agreement or out of the other Transaction Documents, and it shall not be necessary for any other Investor to be joined as an additional party in any proceeding for such purpose. The Company acknowledges that each of the Investors has been provided with the same Transaction Documents for the purpose of closing a transaction with multiple Investors and not because it was required or requested to do so by any Investor.

[signature page follows]

IN WITNESS WHEREOF, the parties have executed this Subscription Agreement or caused their duly authorized officers to execute this Subscription Agreement as of the date first above written.

The Company:	SELECTICA, INC.

By:
	Name:	Blaine Mathieu
	Title:	Chief Executive Officer

[SIGNATURE PAGE TO SELECTICA, INC. SUBSCRIPTION AGREEMENT]

IN WITNESS WHEREOF, the parties have executed this Subscription Agreement or caused their duly authorized officers to execute this Subscription Agreement as of the date first above written.

The Investors:

Signature:

Aggregate Purchase Price: $

Number of Shares:

Number of Warrants:

[SIGNATURE PAGE TO SELECTICA, INC. SUBSCRIPTION AGREEMENT]